Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent events
Subsequent events

25. Subsequent events

In January 2018, ProQR announced a research collaboration with Galapagos, where the Company’s Axiomer technology will be applied to certain fibrosis targets identified by Galapagos. The Axiomer platform may be applicable to more than 20,000 disease-causing mutations. The Company plans to develop its Axiomer platform in select therapeutic areas and continue to validate and create value for this novel technology through licensing, partnering and other strategic relationships.

In February 2018, the Company entered into a partnership with Foundation Fighting Blindness in which ProQR will receive up to $7.5 million  (€6.3 million) in funding from FFB for the pre-clinical and clinical development of QR-421a for Usher syndrome type 2A targeting mutations in exon 13.